Insurance business - Reconciliation of amounts included in other comprehensive income for financial assets measured at fair value through other comprehensive income – contracts measured under the modified retrospective approach (Details) - GBP (£)
£ in Millions
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of Financial Assets [Roll Forward]
Financial assets, beginning balance	£ 308,255
Related income tax	26	£ 147	£ (680)
Financial assets, ending balance	284,041	308,255
Debt instruments measured at FVOCI | Contracts under the modified retros- pective approach
Disclosure of Financial Assets [Roll Forward]
Financial assets, beginning balance	(526)	(808)
Net change in fair value	(120)	363
Net amount reclassified to profit or loss	2	(5)
Related income tax	30	(93)
Foreign exchange and other	27	17
Financial assets, ending balance	£ (587)	£ (526)	£ (808)